                       FIRST EAGLE OVERSEAS VARIABLE FUND
              (formerly First Eagle SoGen Overseas Variable Fund)
             advised by Arnhold and S. Bleichroeder Advisers, Inc.


                                 ANNUAL REPORT
                               December 31, 2002


                             [Logo: of FIRST EAGLE]

                       First Eagle Overseas Variable Fund

                             THE PRESIDENTS' LETTER

Dear Shareholders:

From February 3, 1997 (commencement of operations) through December 31, 2002, the value of an investment in your Fund increased at a compounded average annual rate of 11.79%. Over the past twelve months, the rate was 15.72%.*

About 55% of the foreign stock portfolio was invested in developed countries in Europe and 20% in Japan.

In the late 1990's, we decided not to participate in what we saw as a speculative bubble. We were told that we were making a big mistake, i.e. we were taking the risk of doing worse than our peers and our benchmark for as long as the bubble lasted.

Indeed, that's what happened. Your fund was still making good money, but nowhere near as much as aggressive funds. Some of you were disappointed. However, for us to have participated in the bubble would have subjected you to undue risk, the risk of losing much money in absolute terms. And that is the real risk.

Some see us as quirky. So be it. And it's true that sometimes, as in the late 1990's, shareholders have had to bear with us. However, those who did have been well rewarded, at least so far in the 21st century. Your fund achieved positive returns in 2000, in 2001, and again in 2002.

Sincerely yours,

Jean-Marie Eveillard                           John P. Arnhold
Jean-Marie Eveillard                           John P. Arnhold
Co-President                                   Co-President

January 30, 2003

---------
* This figure assumes the immediate reinvestment of all dividends and distributions.

                       First Eagle Overseas Variable Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[Photo:Charles de Vaulx
(left), Jean-Marie
Eveillard (right)]

                         The net asset value of the Fund's Class `A' shares rose 15.72% for the period from January 1, 2002 to December 31, 2002, while the MSCI EAFE Index was down 15.94% over that period.

                         The twelve-month period ending December 31, 2002 was characterized by unprecedented volatility in many markets. Some of the foreign markets' difficulties can be tied to the delayed recovery in the United States, a weak economy in Germany, and fear of a war with Iraq. Also hurting was the growing recognition of the fragility of the banking system in Japan, the vulnerability of many European insurance companies to slumping equity markets, and an increasingly distressed financial situation in Brazil. Bond markets were also very volatile with government bonds in the U.S. and Europe exhibiting a strong inverse correlation with stock markets (unlike corporate bonds, particularly high yield bonds which moved mostly in sync with stock markets). Foreign exchange markets too were very volatile, with the euro, Swiss franc, and pound sterling weakening until early February, then rebounding strongly against the U.S. dollar in May and June. The Japanese yen weakened significantly and then rebounded partially in April. Finally, gold prices -- and gold stocks even more so -- began to rise strongly starting mid-November 2001 in the wake of a weakening U.S. dollar, volatile financial markets, as well as non-existent producer hedging (in fact, there was producer dishedging).

Among the foreign stocks that helped the First Eagle Overseas Variable Fund were our South Korean stocks. In certain cases we had to take some profits, particularly in February and March, (for instance, Daeduck Electronics Company, Limited a very successful manufacturer of printed circuit boards). Other stocks, such as Lotte Confectionery Company, Limited (a successful food manufacturer), rose significantly, but still trade at a considerable discount to what we believe is their respective intrinsic values. Even European stocks that were flat over the period helped the Fund as the currency in which those are denominated rose against the U.S. dollar.

Also helping the Fund were stocks from various sectors. In particular, Carter Holt Harvey Limited (a major timberland owner in New Zealand), IMI plc (U.K. manufacturing), and Kuehne & Nagel International AG (the Swiss based global freight forwarding company).

Finally, the First Eagle Overseas Variable Fund benefited from its precious metals related securities. In particular, Industrias Penoles, S.A. de C.V. -- a silver producer in Mexico, saw its share price jump 80% during the period.

The Fund, at December 31, 2002, remained 70% hedged to protect against a possible further decline in the Japanese yen, while only 15% hedged against the euro. In addition, we initiated a 50% hedge on the Korean won.

                                    OUTLOOK

Over the past year, we have been finding bargains in unlikely places. We have been able to find value among some bigger names (ex. Vivendi Universal SA and Secom Company, Limited). We have also been looking at sectors that are not normally associated with value, for instance the pharmaceutical industry (ex. Merck KGaA, Ono Pharmaceutical Company, Limited) or the telecommunications industry (ex. Amdocs Limited). Finally, we have found some value in high yield bonds (ex. Enodis plc).

In addition we have been able to add to existing positions. Although we have revised downward the intrinsic values of some of our companies, the discounts at which our holdings are currently trading have expanded considerably, thus increasing our perceived 'margin of safety.' We also derive great comfort from the fact that some of our holdings currently offer somewhat generous dividend yields, sometimes in excess of ten year bond yields. We like to get paid while waiting . . .

We appreciate your confidence and thank you for your support.

Charles de Vaulx
Charles de Vaulx
Co-Manager

                       First Eagle Overseas Variable Fund
                              SUMMARY OF FUND DATA

The table below covers the period from February 3, 1997 (commencement of operations) to December 31, 2002.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             NET ASSET
                                                                                                              VALUE OF
                                                                                                            INVESTMENTS
                                                                                                                WITH
                                                                                                             DIVIDENDS
                                                                              CAPITAL      INVESTMENT           AND
                                     NUMBER                    NET ASSET       GAINS         INCOME        DISTRIBUTIONS
                                    OF SHARES     TOTAL NET      VALUE     DISTRIBUTIONS   DIVIDENDS         REINVESTED
                                   OUTSTANDING     ASSETS      PER SHARE     PER SHARE     PER SHARE      (CUMULATIVE)'D'
-------------------------------------------------------------------------------------------------------------------------
February 3, 1997
  (commencement of operations)...      10,000    $   100,000    $10.00        --             --                $10.00
December 31, 1997................     142,378      1,390,537      9.77        --             --                  9.77
December 31, 1998................     418,376      4,212,629     10.07        --             $0.11              10.18
December 31, 1999................     646,522      9,155,742     14.16         $0.15         --                 14.47
December 31, 2000................   1,035,810     14,514,061     14.01          0.95          0.22              15.53
December 31, 2001................   1,369,583     18,027,456     13.16          1.15          0.68              16.69
December 31, 2002................   4,258,894     63,730,371     14.96          0.22          0.04              19.31

'D' The calculation is based on an assumed investment in one share with income dividends reinvested in additional shares. (No adjustment has been made for any income taxes payable by shareholders on such dividends.)

FIRST EAGLE OVERSEAS VARIABLE FUND                                 FUND OVERVIEW
DECEMBER 31, 2002


First Eagle Overseas Variable Fund seeks long-term growth of capital by investing in securities of small and medium size non-U.S. companies.

 PERFORMANCE COMPARISON:


                   AVERAGE ANNUAL RATES OF RETURN AS OF DECEMBER 31, 2002

                                                                                     SINCE
                                                            ONE-YEAR   FIVE-YEAR   INCEPTION
                                                            --------   ---------   ---------
                                                                                   (2-3-97)

First Eagle Overseas Variable Fund........................    15.72%     14.60%      11.79%
MSCI EAFE Index...........................................   (15.94%)    (2.89%)     (1.57%)
Consumer Price Index......................................     2.43%      2.32%       2.23%


                       First Eagle            Consumer Price         MSCI EAFE
                  Overseas Variable Fund           Index               Index
                  ----------------------      ---------------     --------------
2/3/97                    10000                    10000               10000
                          10010                    10031               10200
6/30/97                   10760                    10056               11524
                          10590                    10119               11443
12/31/97                  9770                     10151               10547
                          10610                    10169               12098
6/30/98                   10510                    10226               12227
                          9310                     10263               10489
12/31/98                  10182                    10314               12656
                          10839                    10351               12832
6/30/99                   12618                    10427               13158
                          13286                    10533               13736
12/31/99                  14473                    10590               16069
                          14770                    10740               16052
6/30/00                   15383                    10816               15444
                          15035                    10891               14195
12/31/00                  15530                    10947               13792
                          15785                    11060               11902
6/30/01                   16750                    11161               11777
                          15087                    11179               10128
12/31/01                  16689                    11123               10835
                          18857                    11205               10890
6/31/02                   19719                    11274               10659
                          17272                    11343               8556
12/31/02                  19313                    11393               9108


Performance is historical and is not indicative of future results. The Fund's results assume reinvestment of income dividends and capital gains distributions. The MSCI EAFE Index returns assume reinvestment of dividends. This is a widely followed index of an unmanaged group of stocks from 21 international markets and is not available for purchase. It is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Buderus AG (German manufacturer of
  heating systems)                        3.47%
Freeport McMoRan Copper & Gold Inc.
  (Series B&C) (U.S. mining company)      3.19%
EnCana Corp. (Canadian energy company)    2.68%
Kuehne & Nagel International AG (Swiss
  freight company)                        2.53%
Shimano Inc. (Japanese manufacturer of
  bicycle parts)                          2.50%
Flughafen Wien AG (Austrian airport
  operator)                               2.49%
Corporacion Financiera Alba SA
  (European holding company with stakes
  in retail, telecom, construction and
  media)                                  2.47%
Remy Cointreau SA (French alcoholic
  beverage producer)                      2.45%
Merck KGaA (German pharmaceutical
  company)                                2.28%
Italcementi S.p.A. (Italian cement
  producer)                               2.17%

ASSET ALLOCATION
Foreign Stocks                           93.40%
Bonds                                     1.11%
U.S. Stocks                               0.85%
U.S. Dollar Cash and Equivalents          4.64%

TOP 5 COUNTRIES
Japan                                    19.27%
France                                   14.10%
Germany                                  10.25%
Switzerland                               7.68%
United Kingdom                            5.59%

The Fund's portfolio composition is subject to change at any time.

                       First Eagle Overseas Variable Fund
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

----------------------------------------------------------------------------------------------
      Number                                                             Cost       Value
    of Shares                                                          (Note 1)    (Note 1)
----------------------------------------------------------------------------------------------
                Common and Preferred Stocks -- (94.25%$)
                  Argentina (0.20%)
       25,000   Cresud S.A.C.I.F. y A. ADR (a)(4)                     $  153,625   $   128,125
                                                                      ----------   -----------
                  Australia (0.51%)
      125,000   Spotless Group Limited (15)                              310,889       327,688
                                                                      ----------   -----------
                  Austria (5.23%)
       47,172   Flughafen Wien AG (9)                                  1,542,275     1,584,753
       18,000   Brau-Union AG (11)                                       700,458     1,049,745
       10,000   BBAG Oesterreichische Brau-Beteiligungs AG (12)          551,666       698,150
                                                                      ----------   -----------
                                                                       2,794,399     3,332,648
                                                                      ----------   -----------
                  Belgium (1.26%)
       40,000   Deceuninck Plastics Industries SA (6)                    623,550       804,605
                                                                      ----------   -----------

                  Canada (4.17%)
       55,000   EnCana Corporation (2)                                 1,475,821     1,710,500
       70,000   Repadre Capital Corporation (a)(1)                       353,100       543,521
       35,000   Placer Dome Inc. (21)                                    294,735       402,500
                                                                      ----------   -----------
                                                                       2,123,656     2,656,521
                                                                      ----------   -----------
                  Chile (0.75%)
      100,000   Quinenco S.A. ADR (18)                                   614,332       480,000
                                                                      ----------   -----------

                  France (14.10%)
       50,000   Remy Cointreau SA (11)                                 1,423,986     1,559,027
       60,000   Wendel Investissement (7)                              1,118,462     1,385,802
       85,000   Vivendi Universal SA (14)                              1,048,204     1,373,361
       20,000   Eurazeo (20)                                             822,811     1,081,345
        1,650   Societe Sucriere de Pithiviers-le-Vieil (4)              506,313       697,232
       10,000   Societe du Louvre Reg D (14)                             555,620       661,405
        7,000   Robertet SA (11)                                         431,940       558,520
       15,000   Laurent-Perrier (11)                                     396,891       487,393
       15,000   Carbone Lorraine SA (10)                                 354,602       350,545
       10,000   Groupe Legris Industries SA (7)                          195,004       219,419
        5,000   Gaumont SA (a)(14)                                       203,169       215,219
       15,000   Sabeton SA (18)                                          195,029       165,351
        2,000   Didot-Bottin SA (18)                                     126,999       165,351
        2,000   Crometal SA (7)                                          102,205        63,684
                                                                      ----------   -----------
                                                                       7,481,235     8,983,654
                                                                      ----------   -----------

                 Germany (10.25%)
       95,000   Buderus AG (7)                                         1,784,900     2,212,139
       55,000   Merck KGaA (13)                                        1,135,974     1,449,895
       50,000   Suedzucker AG (4)                                        670,392       808,909
       15,000   Hornbach Holding AG Pfd. (12)                            695,354       724,396
       10,000   Axel Springer Verlag AG (a)(14)                          487,883       516,526
       20,000   Vossloh AG (9)                                           362,280       503,508
       15,000   Bayer AG (8)                                             260,590       314,955
                                                                      ----------   -----------
                                                                       5,397,373     6,530,328
                                                                      ----------   -----------



                       First Eagle Overseas Variable Fund
                     SCHEDULE OF INVESTMENTS -- (Continued)
                               December 31, 2002

------------------------------------------------------------------------------------------------
      Number                                                               Cost         Value
    of Shares                                                            (Note 1)      (Note 1)
------------------------------------------------------------------------------------------------
                Common and Preferred Stocks -- (continued)
                 Hong Kong (1.40%)

      797,500   Shaw Brothers (Hong Kong) Limited (14)                  $   607,418   $   818,106
    1,000,000   City e-Solutions Limited (a)(17)                             46,356        76,938
                                                                        -----------   -----------
                                                                            653,774       895,044
                                                                        -----------   -----------
                 Hungary (0.38%)
       10,000   Brau Union Hungaria Brewerie (11)                           217,925       240,310
                                                                        -----------   -----------
                 Italy (3.59%)
      250,000   Italcementi S.p.A. (6)                                    1,162,105     1,383,177
      250,000   Gewiss S.p.A. (10)                                          597,083       902,871
                                                                        -----------   -----------
                                                                          1,759,188     2,286,048
                                                                        -----------   -----------
                 Japan (19.27%)
      105,000   Shimano Inc. (11)                                         1,448,630     1,591,780
       40,000   Secom Company, Limited (15)                               1,637,384     1,371,120
      300,000   Nipponkoa Insurance Company, Limited (16)                 1,120,267     1,129,406
      115,000   Toho Company, Limited (11)                                1,161,604     1,103,171
       35,000   Ono Pharmaceutical Company, Limited (13)                  1,152,480     1,058,239
       50,000   Mandom Corporation (11)                                     927,749     1,014,865
       30,000   Fuji Photo Film Company, Limited (11)                       839,149       977,808
      200,000   Mitsui Sumitomo Insurance Company, Limited (16)             864,860       919,695
      100,000   Makita Corporation (11)                                     573,490       724,302
       30,000   Chofu Seisakusho Company, Limited (11)                      353,519       405,778
      200,000   Aida Engineering, Limited (7)                               540,689       404,262
      200,000   Aioi Insurance Company, Limited (16)                        432,111       385,733
       60,700   Yomeishu Seizo Company, Limited (11)                        396,406       372,170
       33,800   Shoei Company, Limited (18)                                 298,951       355,834
       34,700   Sotoh Company, Limited (11)                                 160,499       204,865
        5,000   ASAHI Broadcasting Corporation (14)                         410,012       189,498
       20,000   Tachi-S Company, Limited (5)                                 77,723        71,756
                                                                        -----------   -----------
                                                                         12,395,523    12,280,282
                                                                        -----------   -----------
                 Mexico (1.70%)
      585,000   Industrias Penoles, S.A. de C.V. (1)                        616,369     1,083,855
                                                                        -----------   -----------
                 Netherlands (1.41%)
      100,000   Randstad Holding NV (15)                                    617,305       897,622
                                                                        -----------   -----------
                 New Zealand (2.08%)

    1,000,000   Carter Holt Harvey Limited (3)                              765,890       917,000
      100,000   News and Media NZ Limited exchangeable preference
                shares (14)                                                 383,118       406,100
                                                                        -----------   -----------
                                                                          1,149,008     1,323,100
                                                                        -----------   -----------
                 Singapore (2.29%)
      300,000   Haw Par Corporation Limited (18)                            626,299       563,851
       75,000   Haw Par Healthcare Limited (13)                              63,094        89,939
      450,000   Delgro Corporation Limited (18)                             477,094       557,798
    1,000,000   Del Monte Pacific Limited (11)                              239,759       247,910
                                                                        -----------   -----------
                                                                          1,406,246     1,459,498
                                                                        -----------   -----------

                       First Eagle Overseas Variable Fund
                     SCHEDULE OF INVESTMENTS -- (Continued)
                               December 31, 2002

--------------------------------------------------------------------------------------------------
 Number                                                                      Cost         Value
of Shares                                                                  (Note 1)     (Note 1)
--------------------------------------------------------------------------------------------------
                Common and Preferred Stocks -- (continued)
                 South Africa (2.06%)
       20,000   Anglogold Limited ADR (21)                              $   496,364   $   685,200
       45,000   Gold Fields Limited ADR (21)                                482,556       628,200
                                                                        -----------   -----------
                                                                            978,920     1,313,400
                                                                        -----------   -----------
                 South Korea (3.41%)
      127,540   Daeduck Electronics Company, Limited (10)                   880,728     1,053,827
        1,500   Lotte Confectionery Company, Limited (11)                   360,172       603,263
        2,500   Nam Yang Dairy Products (11)                                635,014       517,474
                                                                        -----------   -----------
                                                                          1,875,914     2,174,564
                                                                        -----------   -----------
                  Spain (2.47%)
       85,000   Corporacion Financiera Alba SA (18)                       1,807,632     1,570,576
                                                                        -----------   -----------
                  Switzerland (7.68%)
       25,655   Kuehne & Nagel International AG (9)                       1,304,992     1,615,157
          750   Pargesa Holding AG (16)                                   1,364,090     1,356,827
        1,150   Societe Generale d'Affichage (14)                           418,792       507,634
          700   Hilti AG (11)                                               385,881       442,217
          350   Metall Zug PC AG (19)                                       353,980       440,698
           11   Metall Zug AG (19)                                          103,693       115,421
        1,250   Edipresse SA (14)                                           375,249       416,094
                                                                        -----------   -----------
                                                                          4,306,677     4,894,048
                                                                        -----------   -----------
                  Thailand (0.21%)
       20,000   The Oriental Hotel Public Company Limited (17)               88,922       134,477
                                                                        -----------   -----------
                  United Kingdom (4.88%)
      150,000   Spirax-Sarco Engineering plc (7)                            863,922       999,965
      700,000   Aggregate Industries plc (6)                                803,330       839,745
      200,000   Millennium & Copthorne Hotel plc (17)                       630,339       676,305
      200,000   J.Z. Equity Partners plc (20)                               367,665       342,983
      225,000   McBride plc (11)                                            244,855       251,803
                                                                        -----------   -----------
                                                                          2,910,111     3,110,801
                                                                        -----------   -----------
                   United States (0.85%)
       55,000   Amdocs Limited (a)(14)                                      345,445       540,100
                                                                        -----------   -----------

                 Gold Related (4.10%)
       27,500   Freeport McMoRan Copper & Gold Inc., Preferred
                Series `B' (a)(b)                                           679,165       900,625
       50,000   Freeport McMoRan Copper & Gold Inc.,
                Class `B' (a)(b)                                            655,999       839,000
        9,500   Freeport McMoRan Copper & Gold Inc., Preferred
                Series `C' (a)(b)                                           232,525       294,310
       20,000   Newmont Mining Corporation Holding Company                  421,562       580,600
                                                                        -----------   -----------
                                                                          1,989,251     2,614,535
                                                                        -----------   -----------
                Total Common and Preferred Stocks                        52,617,269    60,061,829
                                                                        -----------   -----------

                       First Eagle Overseas Variable Fund
                     SCHEDULE OF INVESTMENTS -- (Continued)
                               December 31, 2002

--------------------------------------------------------------------------------------------------
    Principal                                                               Cost         Value
      Amount                                                              (Note 1)      (Note 1)
--------------------------------------------------------------------------------------------------
                Bonds and Convertible Bonds (1.11%)
                 U.S. Dollar Convertible Bond (0.17%)
$     102,040   Cresud S.A.C.I.F. y A. 8% due 11/14/2007 (4)            $   102,040   $   111,224
                                                                        -----------   -----------
                Non U.S. Dollar Bonds (0.94%)
 NZD  212,934   Evergreen Forest Limited 0% due 3/19/2009 (a)(3)            119,754       145,051
 GBP  275,000   Enodis plc 10 3/8% due 4/15/2012 (7)                        429,758       451,675
                                                                        -----------   -----------
                                                                            549,512       596,726
                                                                        -----------   -----------
                Total Bonds and Convertible Bonds                           651,552       707,950
                                                                        -----------   -----------
                 Short Term Investments (5.74%)
    2,500,000   United Parcel Service 1.00% due 1/02/2003                 2,499,931     2,499,931
    1,161,000   American Express Credit Corporation 0.75% due
                1/02/2003                                                 1,160,976     1,160,976
                                                                        -----------   -----------
                                                                          3,660,907     3,660,907
                                                                        -----------   -----------
                Total Investments (101.10%)                             $56,929,728*   64,430,686**
                                                                        -----------
                                                                        -----------
                Liabilities in excess of other assets (-1.10%)                           (700,315)
                                                                                      -----------
                Net assets (100.00%)                                                  $63,730,371
                                                                                      -----------
                                                                                      -----------

---------

 (a) Non-income producing security.

 (b) Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.

 * At December 31, 2002 the cost of investments for federal income tax purposes equals $57,227,385.

 ** Gross unrealized appreciation and depreciation of securities at December 31, 2002 based on the cost of investments for federal income tax purposes were $8,756,896 and $1,553,595, respectively. (net appreciation was $7,203,301.)

Foreign Currencies          Industry Classifications
------------------
NZD -- New Zealand dollar   (1) Metals and Minerals      (11) Consumer Products
GBP -- pound sterling       (2) Energy                   (12) Distribution
                            (3) Forest Products          (13) Health Care
                            (4) Agriculture              (14) Media
                            (5) Automotive               (15) Services
                            (6) Building Materials       (16) Financial Services
                            (7) Capital Goods            (17) Real Estate
                            (8) Chemicals                (18) Holding Companies
                            (9) Transportation           (19) Conglomerates
                            (10) Electronics             (20) Investment Companies
                                                         (21) Gold Related

---------

See Notes to Financial Statements.

                       First Eagle Overseas Variable Fund
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
    Investments, at value (cost $56,929,728) (Note 1):......  $64,430,686
    Cash....................................................       13,577
    Receivable for Fund shares sold.........................       98,977
    Accrued interest and dividends receivable...............       68,054
                                                              -----------
        TOTAL ASSETS........................................   64,611,294
                                                              -----------
LIABILITIES:
    Payable for investment securities purchased.............          799
    Payable for Fund shares redeemed........................      134,098
    Payable for forward currency contracts held, at value
      (Notes 1 and 6).......................................      468,706
    Payable for investment advisory fees (Note 2)...........      216,555
    Payable for distribution fees (Note 3)..................       13,941
    Accrued expenses and other liabilities..................       46,824
                                                              -----------
        TOTAL LIABILITIES...................................      880,923
                                                              -----------
NET ASSETS:
    Capital stock (par value, $0.001 per share).............        4,259
    Capital surplus.........................................   56,434,370
    Net unrealized appreciation (depreciation) on:
        Investments.........................................    7,500,958
        Forward currency contracts..........................     (468,706)
        Foreign currency related transactions...............        4,832
    Undistributed net realized gains on investments.........      434,595
    Undistributed net investment loss.......................     (179,937)
                                                              -----------
        NET ASSETS (NOTE 1).................................  $63,730,371
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE (NAV) (based on 4,258,894 shares
  outstanding; 1,000,000,000 shares authorized) (Note 5)....    $14.96
MAXIMUM OFFERING PRICE PER SHARE............................    $14.96

---------

See Notes to Financial Statements.

                       First Eagle Overseas Variable Fund
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
    Income:
        Dividends (net of $64,827 foreign taxes withheld)...  $  476,713
        Interest............................................      43,201
                                                              ----------
            Total income from operations....................     519,914
                                                              ----------
    Expenses:
        Investment advisory fees (Note 2)...................     216,555
        Distribution fees (Note 3)..........................      72,185
        Custodian fees......................................      52,865
        Audit and tax fees..................................      29,162
        Legal fees..........................................      27,445
        Printing fees.......................................      24,833
        Directors' fees.....................................       1,521
        Amortization of deferred organization costs (Note
          1)................................................       1,434
        Registration and filing fees........................       1,286
        Miscellaneous fees..................................       3,856
                                                              ----------
            Total expenses from operations..................     431,142
                                                              ----------
    Net investment income (Note 1)..........................      88,772
                                                              ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS (NOTES 1 AND 6):
    Net realized gain (loss) from:
        Investment transactions.............................     635,269
        Foreign currency related transactions...............    (240,303)
                                                              ----------
                                                                 394,966
                                                              ----------
    Change in unrealized appreciation (depreciation) of:
        Investments.........................................   7,819,802
        Foreign currency related transactions...............    (705,343)
                                                              ----------
                                                               7,114,459
                                                              ----------
    Net gain on investments and foreign currency related
      transactions..........................................   7,509,425
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $7,598,197
                                                              ----------
                                                              ----------

---------

See Notes to Financial Statements.

                       First Eagle Overseas Variable Fund
                      STATEMENTS OF CHANGES IN NET ASSETS
          FOR THE YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001

                                                                  2002          2001
                                                              ------------   -----------
OPERATIONS:
    Net investment income...................................  $     88,772   $   153,778
    Net realized gain from investments and foreign currency
      related transactions..................................       394,966       936,197
    Increase in net unrealized appreciation of investments
      and foreign currency related transactions.............     7,114,459        70,932
                                                              ------------   -----------
        Net increase in assets resulting from operations....     7,598,197     1,160,907
                                                              ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends paid from net investment income...............      (164,967)     (801,527)
    Distributions paid from net realized gains from
      investment transactions...............................      (907,322)   (1,355,525)
                                                              ------------   -----------
        Decrease in net assets resulting from
          distributions.....................................    (1,072,289)   (2,157,052)
                                                              ------------   -----------
FUND SHARE TRANSACTIONS (NOTE 5):
    Net proceeds from shares sold...........................    50,947,096     9,382,218
    Net asset value of shares issued for reinvested
      dividends and distributions...........................     1,072,289     2,157,052
    Cost of shares redeemed.................................   (12,842,378)   (7,029,730)
                                                              ------------   -----------
        Increase in net assets from Fund share
          transactions......................................    39,177,007     4,509,540
                                                              ------------   -----------
        Net increase in net assets..........................    45,702,915     3,513,395

NET ASSETS (NOTE 1):
    Beginning of year.......................................    18,027,456    14,514,061
                                                              ------------   -----------
    End of year (including undistributed net investment
      (loss) of $(179,937) and $(137,479), respectively.)...  $ 63,730,371   $18,027,456
                                                              ------------   -----------
                                                              ------------   -----------

---------

See Notes to Financial Statements.

                       First Eagle Overseas Variable Fund

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

First Eagle Variable Funds, Inc. (the 'Company') is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company consists of one portfolio, First Eagle Overseas Variable Fund (the 'Fund'). Effective January 1, 2003, the Company changed its name from First Eagle SoGen Variable Funds, Inc. to First Eagle Variable Funds, Inc., with a corresponding change to the name of the portfolio from First Eagle SoGen Overseas Variable Fund to First Eagle Overseas Variable Fund. The following is a summary of significant accounting policies adhered to by the Fund.

(a) Security valuation -- Portfolio securities held in the Fund are valued based on market quotations where available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available and any restricted securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

(b) Deferred organization costs -- Costs incurred in connection with the organization of the Fund were amortized on a straight-line basis over a sixty-month period from the date the Fund commenced investment operations.

(c) Security transactions and income -- Security transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund amortizes discounts on fixed income securities, however, premiums are not amortized.

(d) Foreign currency translation -- The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

(e) Forward currency contracts -- In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

(f) United States income taxes -- No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis. The Fund designated $360,043 of its distributions paid during the calendar year ended December 31, 2002, as capital gain dividends, and 11.17% of its dividends from investment company taxable income as eligible for corporate dividends received deduction.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income.........................  $  102,522
Undistributed net realized gain on investments..............      23,384
Net unrealized appreciation (depreciation) on investments...   7,203,301
                                                              ----------
                                                              $7,329,207
                                                              ----------
                                                              ----------

                       First Eagle Overseas Variable Fund

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales, forward contracts and the treatment of passive foreign investments.

(g) Reclassification of Capital Accounts -- On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus accounting principles generally accepted in the United States of America, such as the treatment of foreign currency gains and losses and passive foreign investment companies for federal income tax purposes, a reclassification has been made to increase undistributed net investment income in the amount of $33,737, increase undistributed net realized gain on investments in the amount of $81,667 and decrease capital surplus in the amount of $115,404.

(h) Use of estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PERSONS

Arnhold and S. Bleichroeder Advisers, Inc. ('the Adviser') manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser has agreed to waive its advisory fee, through April 30, 2003, to the extent that the Fund's aggregate expenses exceed 1.50% of the Fund's average daily net assets. For the year ended December 31, 2002, the Adviser did not waive any of the Fund's investment advisory fees.

First Eagle Funds Distributors (the 'Distributor'), a division of ASB Securities, Inc., is the principal underwriter of the Fund. For the year ended December 31, 2002, broker-dealer affiliates of the Adviser received $8,215 in broker commissions for portfolio transactions executed on behalf of the Fund.

NOTE 3 -- DISTRIBUTION PLANS AND AGREEMENTS

Under the terms of the Distribution Plans and Agreements (the 'Plans') with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2002, the distribution fees paid or payable to the Distributor by the Fund were $72,185.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES

During the year ended December 31 2002, the aggregate cost of purchases of investments and proceeds from sales of investments totaled $42,238,037 and $7,849,480, respectively.

                       First Eagle Overseas Variable Fund

NOTE 5 -- CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
                                                              -----------------   -----------------
Shares sold.................................................      3,690,764            638,172
Shares issued for reinvested dividends and distributions....         74,207            169,713
Shares redeemed.............................................       (875,660)          (474,112)
                                                                  ---------           --------
Net increase................................................      2,889,311            333,773
                                                                  ---------           --------
                                                                  ---------           --------

NOTE 6 -- COMMITMENTS

As of December 31, 2002, the Fund had entered into forward currency contracts, as summarized on the following page, resulting in net unrealized depreciation of $468,706.

                       First Eagle Overseas Variable Fund

TRANSACTION HEDGES:
Foreign Currency Purchases

---------------------------------------------------------------------------------------------------
                                                                                     UNREALIZED
SETTLEMENT                                     U.S. $ VALUE AT                     DEPRECIATION AT
 DATES               FOREIGN CURRENCY          DECEMBER 31,      U.S. $ TO BE       DECEMBER 31,
THROUGH               TO BE RECEIVED               2002            DELIVERED            2002
---------------------------------------------------------------------------------------------------

 1/06/03               761   euro                $       799       $       799          --
                                                 -----------       -----------        ---------

PORTFOLIO HEDGES:
Foreign Currency Sales

---------------------------------------------------------------------------------------------------
                                                                                     UNREALIZED
SETTLEMENT                                                       U.S. $ VALUE AT   DEPRECIATION AT
 DATES               FOREIGN CURRENCY          U.S. $ TO BE      DECEMBER 31,      DECEMBER 31,
THROUGH              TO BE DELIVERED             RECEIVED            2002              2002
---------------------------------------------------------------------------------------------------
 1/22/03       332,831,000   South Korean won    $   278,077       $   280,704        $  (2,627)
 3/19/03     1,031,864,000   South Korean won        830,590           870,257          (39,667)
 5/07/03           536,000   euro                    524,261           561,723          (37,462)
 5/07/03         2,786,000   euro                  2,734,929         2,916,873         (181,944)
 5/14/03       239,309,000   Japanese yen          1,942,590         2,018,149          (75,559)
 5/14/03       753,496,000   Japanese yen          6,221,635         6,353,082         (131,447)
                                                 -----------       -----------        ---------
                                                  12,532,082        13,000,788         (468,706)
                                                 -----------       -----------        ---------
                                                 $12,532,881       $13,001,587        $(468,706)
                                                 -----------       -----------        ---------
                                                 -----------       -----------        ---------

                       First Eagle Overseas Variable Fund

                              FINANCIAL HIGHLIGHTS


-----------------------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------
                                                  2002         2001         2000         1999        1998
-----------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
Net asset value, beginning of year.............  $ 13.16      $ 14.01      $ 14.16      $10.07      $ 9.77
                                                 -------      -------      -------      ------      ------
Income from investment operations:
    Net investment income......................     0.04         0.14         0.23        0.16        0.12
    Net realized and unrealized gains on
      investments..............................     2.02         0.84         0.79        4.08        0.29
                                                 -------      -------      -------      ------      ------
    Total income from investment operations....     2.06         0.98         1.02        4.24        0.41
                                                 -------      -------      -------      ------      ------
Less distributions:
    Dividends from net investment income.......    (0.04)       (0.68)       (0.22)       --         (0.11)
    Dividends from capital gains...............    (0.22)       (1.15)       (0.95)      (0.15)       --
                                                 -------      -------      -------      ------      ------
    Total distributions........................    (0.26)       (1.83)       (1.17)      (0.15)      (0.11)
                                                 -------      -------      -------      ------      ------
        Net asset value, end of year...........  $ 14.96      $ 13.16      $ 14.01      $14.16      $10.07
                                                 -------      -------      -------      ------      ------
                                                 -------      -------      -------      ------      ------
TOTAL RETURN...................................    15.72%        7.46%        7.31%      42.15%       4.21%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's)................  $63,730      $18,027      $14,514      $9,156      $4,213
Ratio of operating expenses to average net
  assets'D'....................................     1.49%        1.50%        1.50%       1.50%       1.50%
Ratio of net investment income to average net
  assets#......................................     0.31%        0.94%        1.60%       1.50%       2.04%
Portfolio turnover rate........................    27.93%       37.80%       57.88%      65.38%      21.35%

---------

'D' The annualized ratios of operating expenses to average net assets for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 would have been 1.49%, 2.08%, 2.65%, 3.32% and 4.98%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

# The annualized ratios of net investment income to average net assets for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 would have been 0.31%, 0.36%, 0.44%, (0.32%) and (1.44%), respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
FIRST EAGLE VARIABLE FUNDS, INC.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Overseas Variable Fund (formerly First Eagle SoGen Overseas Variable Fund), a portfolio of First Eagle Variable Funds, Inc., as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. As to securities purchased but not yet received we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund, a portfolio of First Eagle Variable Funds, Inc. as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
New York, New York
February 14, 2003

                       First Eagle Overseas Variable Fund

                             ADDITIONAL INFORMATION
                                  (UNAUDITED)

The business of the Company is managed by its Board of Directors which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Directors.

Pertinent information regarding the members of the Board of Directors and principal officers of the Company is set forth below. Some of the Directors and officers are employees of the Adviser and its affiliates. At least a majority of the Company's Board of Directors are not 'interested persons' as that term is defined in the Investment Company Act.

                            INDEPENDENT DIRECTORS(1)

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                             TERM OF                                  IN THE
                                            OFFICE(2)                                  FUND                OTHER
                         POSITION(S) HELD      AND                                    COMPLEX         DIRECTORSHIPS/
                             WITH THE       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN          TRUSTEESHIPS
  NAME, AGE AND ADDRESS      COMPANY       TIME SERVED      DURING PAST 5 YEARS     BY DIRECTOR      HELD BY DIRECTOR
  ---------------------      -------       -----------      -------------------     -----------      ----------------
Candace K. Beinecke, 55  Director         December      Chair, Hughes Hubbard &        6      Director, ALSTOM;
 One Battery Park Plaza                   1999 to       Reed                                  Director, Jacob's Pillow Dance
 New York, NY 10004                       present                                             Festival, Inc.; Director, Merce
                                                                                              Cunningham Dance
                                                                                              Foundation, Inc.; Director,
                                                                                              First Eagle Funds, Inc.
                                                                                              (5 portfolios)

Edwin J. Ehrlich, 71 ... Director         December      President, Ehrlich             6      Director, First Eagle Funds,
 2976 Lonni Lane                           1999 to      Capital Management                    Inc. (5 portfolios)
 Merrick, NY 11566                         present

William M. Kelly, 58 ... Director         December      Senior Associate, Lingold      6      Trustee, New York Foundation;
 500 Fifth Avenue,                         1999 to      Associates                            Treasurer and Trustee, Black
 50th Floor                                present                                            Rock Forest Consortium;
 New York, NY 10110                                                                           Director, First Eagle Funds,
                                                                                                Inc. (5 portfolios)

Paul J. Lawler, 53 ..... Director         March 2002    Vice                           6      Director, Junior Achievement of
 One Michigan Avenue East                  to present   President -- Investments              Southwest Michigan; Custody
 Battle Creek, Michigan                                 and Chief Investment                  Advisory Committee Member, The
 49017                                                  Officer, W.K. Kellogg                 Bank of New York; Finance
                                                        Foundation; prior to June             Committee Member, Battle Creek
                                                        1997, Vice President for              Community Foundation; Director,
                                                        Finance, Renssalaer                   First Eagle Funds, Inc.
                                                        Polytechnic Institute                 (5 portfolios)

Dominique Raillard,      Director         September     Independent                    6      Director, First Eagle Funds,
 63 ....................                   1995 to      Consultant/Private                    Inc. (5 portfolios)
 15 Boulevard                              present      Investor; prior to
 Delessert                                              December 2001, Managing
 75016 Paris France                                     Director of Act 2
                                                        International
                                                        (Consulting)

Nathan Snyder, 68 ...... Director         September     Independent                    6      Director, First Eagle Funds,
 1345 Avenue of the                        1995 to      Consultant/Private                    Inc. (5 portfolios)
 Americas                                  present      Investor
 New York, NY 10105

---------
(1) Directors who are not 'interested persons' of the Company as defined in the Investment Company Act.
(2) The term of office of each Director expires on his/her 72nd birthday.

                            INTERESTED DIRECTORS(1)

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                               TERM OF                                  IN THE
                                              OFFICE(2)                                  FUND                OTHER
                           POSITION(S) HELD      AND                                    COMPLEX         DIRECTORSHIPS/
                               WITH THE       LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN          TRUSTEESHIPS
  NAME, AGE AND ADDRESS        COMPANY       TIME SERVED      DURING PAST 5 YEARS     BY DIRECTOR      HELD BY DIRECTOR
  ---------------------        -------       -----------      -------------------     -----------      ----------------
John P. Arnhold, 49 .....  Co-President;     December      Co-President and               6        Co-President and
 1345 Avenue of the        Director           1999 to      Director, Arnhold and S.                Director, First Eagle
 Americas                                     present      Bleichroeder Holdings,                  Funds, Inc.
 New York, NY 10105                                        Inc.; Co-President and                  (5 portfolios)
                                                           Director, Natexis
                                                           Bleichroeder, Inc.;
                                                           Co-President and
                                                           Director, Arnhold and S.
                                                           Bleichroeder Advisers,
                                                           Inc.; President and
                                                           Director, Natexis
                                                           Bleichroeder UK Ltd.;
                                                           Co-President and
                                                           Director, ASB Securities,
                                                           Inc.; Director Aquila
                                                           International Fund, Ltd.;
                                                           President, Worldvest,
                                                           Inc.

Stanford S. Warshawsky,    Chairman of the   December      Co-President, Secretary,       6        Director, Enzo Biochem,
 65 .....................  Board; Director    1999 to      and Director, Arnhold and               Inc. since August 2002;
 1345 Avenue of the                           present      S. Bleichroeder Holdings,               Director, German-American
 Americas                                                  Inc.; Head of Corporate                 Chamber of Commerce;
 New York, NY 10105                                        Finance, Natexis                        Trustee, The Arthur F.
                                                           Bleichroeder, Inc.;                     Burns Fellowship;
                                                           Co-President and                        Chairman and Director,
                                                           Director, Arnhold and S.                First Eagle Funds, Inc.
                                                           Bleichroeder Advisers,                  (5 portfolios).
                                                           Inc.; Co-President and
                                                           Director, ASB Securities,
                                                           Inc.

---------
(1) Directors who are 'interested persons' of the Company as defined in the Investment Company Act. Each of Messrs. Arnhold and Warshawsky is an interested person of the Company by virtue of being an officer and a director of the Adviser.
(2) The term of office of each Director expires on his/her 72nd birthday.

                                    OFFICERS

                                  POSITION(S)    TERM OF OFFICE(1)
                                   HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS         THE COMPANY       TIME SERVED          DURING PAST 5 YEARS
    ---------------------         -----------       -----------          -------------------


John P. Arnhold, 49             Co-President;    December 1999      See table above related to Interested
  1345 Avenue of the Americas   Director         to present         Directors
  New York, NY 10105

Jean-Marie Eveillard, 62 .....  Co-President     December 1999 to   Senior Vice President, Arnhold and S.
  1345 Avenue of the Americas   (portfolio       present (with      Bleichroeder Holdings, Inc.; Vice
  New York, NY 10105            manager)         portfolio          President, Arnhold and S.
                                                 management         Bleichroeder Advisers, Inc.;
                                                 responsibility     Co-President, First Eagle Funds,
                                                 since              Inc.; Director; prior to 1999,
                                                 commencement of    President or Executive Vice President
                                                 investment         of SGAM Corp.
                                                 operations in
                                                 February 1997)

Charles de Vaulx, 41 .........  Senior Vice      December 1999 to   Senior Vice President, Arnhold and S.
  1345 Avenue of the Americas   President        present (with      Bleichroeder Holdings, Inc.; Vice
  New York, NY 10105            (portfolio       portfolio          President, Arnhold and S.
                                manager)         management         Bleichroeder Advisers, Inc.; Senior
                                                 responsibility     Vice President, First Eagle Funds,
                                                 since              Inc.; Senior Vice President, SGAM
                                                 commencement of    Corp., since 1998, Associate
                                                 investment         Portfolio Manager from
                                                 operations in      December 1996, Securities Analyst,
                                                 February 1997)     prior to December 1996.

Robert Bruno, 38 .............  Vice President,  December 1999 to   Senior Vice President, Arnhold and S.
  1345 Avenue of the Americas   Secretary and    present            Bleichroeder Holdings, Inc.; Vice
  New York, NY 10105            Treasurer                           President, Arnhold and S.
                                                                    Bleichroeder Advisers, Inc.; Senior
                                                                    Vice President, ASB Securities, Inc.;
                                                                    Vice President, Secretary and
                                                                    Treasurer, First Eagle Funds, Inc.

Edwin S. Olsen, 62 ...........  Vice President   November 2000 to   Vice President of Arnhold and S.
  1345 Avenue of the Americas                    present            Bleichroeder Holdings, Inc.; Vice
  New York, NY 10105                                                President, First Eagle Funds, Inc.;
                                                                    Vice President, SG Cowen Securities
                                                                    Corporation prior to 1999.

Andrew DeCurtis, 34 ..........  Vice President   November 2000 to   Vice President, Arnhold and S.
  1345 Avenue of the Americas                    present            Bleichroeder Holdings, Inc.; Vice
  New York, NY 10105                                                President, First Eagle Funds, Inc.

Suzan J. Afifi, 50 ...........  Vice President   December 1999 to   Vice President, Arnhold and
  1345 Avenue of the Americas   and Assistant    present            S. Bleichroeder Holdings, Inc.; Vice
  New York, NY 10105            Secretary                           President, ASB Securities, Inc., Vice
                                                                    President and Assistant Secretary,
                                                                    First Eagle Funds, Inc.

                                  POSITION(S)    TERM OF OFFICE(1)
                                   HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS         THE COMPANY       TIME SERVED          DURING PAST 5 YEARS
    ---------------------         -----------       -----------          -------------------
Stefanie Spritzler, 29 .......  Assistant        May 2000 to        Assistant Vice President,
  1345 Avenue of the Americas   Treasurer        present            Arnhold and S. Bleichroeder
  New York, NY 10105                                                Holdings, Inc.; Assistant Vice
                                                                    President, ASB Securities,
                                                                    Inc.; Assistant Treasurer,
                                                                    First Eagle Funds, Inc.; prior
                                                                    to May 1998, Senior
                                                                    Accountant, The Bank of New
                                                                    York

Winnie Chin, 28 ..............  Assistant        March 2001 to      Assistant Treasurer, First
  1345 Avenue of the Americas   Treasurer        present            Eagle Funds, Inc.
  New York, NY 10105

---------

(1) The term of office of each officer is indefinite.

                       First Eagle Overseas Variable Fund
                          1345 Avenue of the Americas
                               New York, NY 10105

DIRECTORS AND OFFICERS
----------------------

DIRECTORS

John P. Arnhold                                Paul J. Lawler
Candace K. Beinecke                            Dominique Raillard
Edwin J. Ehrlich                               Nathan Snyder
William M. Kelly                               Stanford S. Warshawsky

OFFICERS
Stanford S. Warshawsky ................................... Chairman of the Board
John P. Arnhold ................................................... Co-President
Jean-Marie Eveillard .............................................. Co-President
Charles de Vaulx ......................................... Senior Vice President
Robert Bruno .......................... Vice President, Secretary, and Treasurer
Edwin S. Olsen .................................................. Vice President
Andrew DeCurtis ................................................. Vice President
Suzan J. Afifi .......................... Vice President and Assistant Secretary
Stefanie Spritzler ......................................... Assistant Treasurer
Winnie Chin ................................................ Assistant Treasurer

INVESTMENT ADVISER                              UNDERWRITER
------------------                              ----------
ARNHOLD AND S. BLEICHROEDER                     FIRST EAGLE FUNDS DISTRIBUTORS,
  ADVISERS, INC.                                A DIVISION OF ASB SECURITIES, INC.
1345 Avenue of the Americas                     1345 Avenue of the Americas
New York, NY 10105                              New York, NY 10105

LEGAL COUNSEL                                   INDEPENDENT AUDITORS
-------------                                   --------------------
SHEARMAN & STERLING                             KPMG LLP
599 Lexington Avenue                            757 Third Avenue
New York, NY 10022                              New York, NY 10017

CUSTODIAN
---------
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

SHAREHOLDER SERVICING AGENT
---------------------------
STATE STREET
801 Pennsylvania
Kansas City, MO 64105

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds, Inc.


                             STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'